Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Principal Financial Officer

In connection with the Annual Report on Form 10-K of Bright Health Group, Inc. (the “Company”) for the period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Catherine R. Smith, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 18, 2022

/s/ Catherine R. Smith
Catherine R. Smith
Chief Financial and Administrative Officer